UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2017

NewLink Genetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2503 South Loop Drive Ames, IA		50010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (515) 296-5555

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01.    Other Events.

On June 5, 2017, NewLink Genetics Corporation (the "Company") issued a press release titled "NewLink Genetics’ Indoximod + PROVENGE® Results in Statistically Significant Improvement in Radiographic Progression-Free Survival (rPFS) for Patients with Metastatic Castration Resistant Prostate Cancer (mCRPC) in Phase 2 Trial."
The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1
Press Release, dated June 5, 2017, entitled “NewLink Genetics’ Indoximod + PROVENGE® Results in Statistically Significant Improvement in Radiographic Progression-Free Survival (rPFS) for Patients with Metastatic Castration Resistant Prostate Cancer (mCRPC) in Phase 2 Trial”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    June 5, 2017

NewLink Genetics Corporation

By:	/s/ John B. Henneman III
John B. Henneman III
Its:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1
Press Release, dated June 5, 2017, entitled “NewLink Genetics’ Indoximod + PROVENGE® Results in Statistically Significant Improvement in Radiographic Progression-Free Survival (rPFS) for Patients with Metastatic Castration Resistant Prostate Cancer (mCRPC) in Phase 2 Trial”